UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	June 28, 2007

ISCO INTERNATIONAL, INC. (Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	001-22302 (Commission File Number)	36-3688459 (I.R.S. Employer Identification Number)

1001 Cambridge Drive, Elk Grove Village, ILLINOIS (Address of Principal Executive Offices)	60007 (Zip Code)

847-391-9400 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

On June 28, 2007, ISCO International, Inc. (the “Company”), on the recommendation and approval of the Compensation Committee of the Company’s Board of Directors, determined to make certain changes to the terms of separate restricted stock agreements (the “Agreements”) with each of John Thode, the Company’s President and Chief Executive Officer, and Dr. Amr Abdelmonem, the Company’s Chief Technology Officer.

These changes are being made to ease end-of-year administrative burdens and compliance with tax withholding requirements. The changes are: 1) changing the date on which shares of restricted stock will vest to December 23, 2007, instead of December 31, 2007 as originally provided (in each case, subject to continued service through that date); and 2) waiving the requirements of Section 9(g) of each Agreement with respect to cash withholding requirements so that each officer can satisfy withholding requirements with respect to shares vesting on June 30, 2007 and December 23, 2007 by delivering a portion of those shares to the Company in accordance with the terms of the Company’s 2003 Equity Incentive Plan, as amended.

In addition, the Compensation Committee authorized management to take any actions it may deem necessary or advisable to prevent any unintended and/or adverse consequences that may result from the application of recent legislation concerning the taxation of deferred compensation to the Company’s plans, compensation arrangements and agreements, provided that such actions do not materially increase any obligation of the Company.

Copies of Mr. Thode’s and Dr. Abdelmonem’s Agreements were filed as Exhibit A to Exhibit 10.1 and Exhibit 10.3, respectively, to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission (“SEC”) on January 17, 2006 and are incorporated herein by reference. A copy of the Company’s 2003 Equity Incentive Plan, as amended, was filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 20, 2006 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed with this Form 8-K.

(d) Exhibit No.	Description
10.1
Thode Employment Agreement dated January 10, 2006 between ISCO International, Inc. and John S. Thode, incorporated by reference to Exhibit 10.1 to the Company’s Current Report of Form 8-K filed on January 17, 2006.

10.2
Restricted Stock Agreement dated January 12, 2006 by and between ISCO International, Inc. and Dr. Amr Abdelmonem, incorporated by reference to Exhibit 10.3 to the Company’s Current Report of Form 8-K filed on January 17, 2006.

10.3	ISCO International, Inc. 2003 Equity Incentive Plan, incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on June 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISCO INTERNATIONAL, INC.
Date: July 3, 2007	By: /s/ Frank Cesario Frank Cesario Chief Financial Officer

Index of Exhibits

Exhibit No.	Description
10.1
Thode Employment Agreement dated January 10, 2006 between ISCO International, Inc. and John S. Thode, incorporated by reference to Exhibit 10.1 to the Company’s Current Report of Form 8-K filed on January 17, 2006.

10.2
Restricted Stock Agreement dated January 12, 2006 by and between ISCO International, Inc. and Dr. Amr Abdelmonem, incorporated by reference to Exhibit 10.3 to the Company’s Current Report of Form 8-K filed on January 17, 2006.

10.3	ISCO International, Inc. 2003 Equity Incentive Plan, incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on June 20, 2006.